RULE 497(e)
                                                      Registration No. 333-43587
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       PAX WORLD MONEY
       MARKET FUND, INC.                    600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220
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                         SUPPLEMENT DATED APRIL 20, 2001
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 30, 2000,
                      AS SUPPLEMENTED ON OCTOBER 31, 2000

            Relating to the Prospectuses for the Institutional Class
                 and Broker Service Class Shares, the Individual Investor Class Shares, and the MMA Praxis Class Shares of the Pax World Money Market Fund, Inc.
                               dated May 30, 2000.

Effective March 31, 2001 Reich & Tang Asset Management L.P. became Reich & Tang Asset Management, LLC. Paragraphs two through six under section V. "Investment Advisory And Other Services" have been deleted and replaced with the following:

     V. INVESTMENT ADVISORY AND OTHER SERVICES

     The Sub-Adviser for the Fund is Reich & Tang Asset Management, LLC (the "Sub-Adviser"), a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Sub-Adviser was as of March 31, 2001, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $15.3 billion. In addition to the Fund, the Sub-Adviser acts as investment manager and administrator of thirteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

     The Manager is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in Reich & Tang Asset Management, LLC, a limited liability company. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in the Manager. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

     The eighteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $134 billion in assets under management or administration as of March 31, 2001.

     On January 25, 2001 and on July 25, 2000 respectively, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser, approved the Investment Advisory Agreement and Sub-Advisory Agreement. The Investment Advisory Agreement has a term that extends until January 31, 2002 and may be continued in force thereafter for successive twelve-month periods beginning each February 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter. The Sub-Advisory Agreement has an initial term that extends until January 31, 2002. After the initial term, this agreement may be continued in force for successive twelve-month periods beginning each February 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In addition, any reference to Reich & Tang Asset Management L.P. should be read as Reich & Tang Asset Management, LLC.